FIRST AMENDMENT TO CREDIT AGREEMENT
THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 9, 2018, is between HARTE HANKS, INC., a Delaware corporation (“Borrower”), and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association (“Lender”).
RECITALS:
A.Borrower and Lender entered into that certain Credit Agreement dated as of April 17, 2017 (the “Agreement”).
B.    Pursuant to the Agreement, Pledgor executed (a) that certain Note Purchase Agreement dated as of April 17, 2017 (the “Note Purchase Agreement”) pursuant to which Pledgor agreed to purchase the Revolving Credit Note from Lender upon the circumstances described therein, and that certain Pledge Agreement dated as of April 17, 2017 (the “Pledge Agreement”) pursuant to which Pledgor granted to Lender a security interest in the collateral therein described.
C.    Borrower and Lender now desire to amend the Agreement as herein set forth.
NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE I.

Definitions
Section 1.1    Definitions. Capitalized terms used in this Amendment, to the extent not otherwise defined herein, shall have the meanings given to such terms in the Agreement, as amended hereby.
ARTICLE II.

Amendments
Section 2.1    Amendment to Certain Definitions. Effective as of the date hereof, the definition of each of the following terms contained in Section 1.1 of the Agreement is amended to read in its respective entirety as follows:
“Borrowing Base” means, as of any date, an amount equal to the sum of (a) ninety percent (90%) of the value of Investment Grade Bonds held in the Custodian Account, plus (b) one hundred percent (100%) of the value of cash in the Custodian Account.
“Commitment” means the obligation of Lender to make Revolving Credit Advances pursuant to Section 2.1(a) in an aggregate principal amount at any time outstanding up to but not exceeding $22,000,000.00, subject, however, to termination pursuant to Section 10.2.
“Debt” means, of any Person as of any date of determination (without duplication): (a) all obligations of such Person for borrowed money; (b) all obligations of such Person evidenced by bonds, notes, debentures, or other similar instruments; (c) all obligations of such Person to pay the deferred purchase price of Property or services, except trade accounts payable of such Person arising in the ordinary course of business that are not past due by more than ninety (90) days; (d) all Capitalized Lease Obligations of such Person; (e) all Debt or other obligations of others Guaranteed by such Person; (f) all obligations secured by a Lien existing on Property owned by such Person, whether or not the obligations secured thereby have been assumed by such Person or are non-recourse to the credit of such Person; (g) any other obligation for borrowed money or other financial accommodations which in accordance with GAAP would be shown as a liability on the balance sheet of such Person; (h) any repurchase obligation or liability of a Person with respect to accounts, chattel paper or notes receivable sold by such Person; (i) any liability under a sale and leaseback transaction that is not a Capitalized Lease Obligation; (j) any obligation under any so-called “synthetic leases;” (k) any obligation arising with respect to any other transaction that is the functional equivalent of borrowing but which does not constitute a liability on the balance sheets of a Person; (l) all payment and reimbursement obligations of such Person (whether contingent or otherwise) in respect of letters of credit, bankers’ acceptances, surety or other bonds and similar instruments; and (m) all liabilities of such Person in respect of unfunded vested benefits under any Plan; provided, however, “Debt” shall expressly exclude operating lease liabilities, whether such liabilities are incurred before or after the effective date of Accounting Standards Update (ASU) 2016-02.
“Investment Grade Bonds” means securities (as defined in Section 8.102 of the UCC) that (a) are listed and traded on the New York Stock Exchange, the American Stock Exchange or the NASDAQ – National Market System, (b) constitute debt, as opposed to equity, (c) have a minimum investment rating of at least A- (or equivalent) and an average investment rating of AA – (or equivalent) by Standard & Poor’s, Moody’s Investors Services or Fitch Ratings, (d) have durations to maturity of less than five (5) years and (e) are otherwise acceptable to Lender in its reasonable discretion.
“Termination Date” means 11:00 A.M., Dallas, Texas time on April 17, 2020, or such earlier date on which the Commitment terminates as provided in this Agreement.
Section 2.2    Addition of Section 2.6. Effective as of the date hereof, Section 2.6 shall be added to the Agreement and shall read in its entirety as follows:
“Section 2.6.    Monitoring Fee. Borrower agrees to pay to Lender a monitoring fee in the amount of $2,500.00 per calendar quarter in the event that Borrower utilizes more than seventy percent (70%) of the Commitment at any time during such calendar quarter, which in turn triggers weekly monitoring of the Borrowing Base by Lender. For the purpose of determining whether a monitoring fee is payable hereunder, the Commitment shall be deemed utilized by the amount of all outstanding Advances and Letter of Credit Liabilities. Accrued monitoring fees shall be payable quarterly in arrears on the last day of each April, July, October, and January during the term of this Agreement and on the Termination Date (if applicable). Once payment of the monitoring fee is accessed for any quarter, such monitoring fee is fully earned and non-refundable. The weekly monitoring by Lender will remain in effect until the Commitment utilization falls to or below and stays at or below, seventy percent (70%) for ten (10) consecutive Business Days.
Section 2.3    Amendment to Exhibits. Effective as of the date hereof, (i) Exhibit “A” (Revolving Credit Note) to the Agreement is amended to conform in its entirety to Annex “A” to this Amendment.
ARTICLE III.

Conditions Precedent
Section 3.1    Conditions. The effectiveness of this Amendment is subject to the receipt by Lender of the following in form and substance satisfactory to Lender:
(a)    Certificate. A certificate of a Secretary or other officer of Borrower acceptable to Lender certifying (i) resolutions of the Board of Directors of Borrower which authorize the execution, delivery and performance by Borrower of this Amendment and the other Loan Documents to which Borrower is or is to be a party and (ii) the names of the officers of Borrower authorized to sign this Amendment and each of the other Loan Documents to which Borrower is or is to be a party together with specimen signatures of such Persons.
(b)    Governmental Certificates. Certificates issued by the appropriate government officials of the state of incorporation of Borrower and Pledgor as to the existence and good or active, as applicable, standing of Borrower and Pledgor.
(c)    Revolving Credit Note. The Revolving Credit Note executed by Borrower.
(d)    Note Purchase Agreement. An amended and restated Note Purchase Agreement executed by Borrower substantially in the form of Annex “B” hereto.
(e)    First Amendment to Security Agreement. The First Amendment to Security Agreement executed by Borrower and its Subsidiaries substantially in the form of Annex “C” hereto.
(f)    Trustee and Beneficiary Certificates. A certificate from each of the trustees of the trusts which organized and capitalized Pledgor and from each of the beneficiaries of such trusts.
(g)    Opinions of Counsel. (i) A favorable opinion of Dykema Gossett PLLC, legal counsel to Borrower, as to such matters as Lender may reasonably report, and (ii) a favorable opinion of Strasburger & Price, LLP, legal counsel to the Pledgor, as to such matters as Lender may reasonably request.
(h)    Fees. A $10,000.00 origination fee for the increase of the Commitment and a $25,000.00 extension/modification fee paid by Borrower to Lender.
(i)    Additional Information. Such additional documents, instruments and information as Lender may request.
Section 3.2    Additional Conditions. The effectiveness of this Amendment is also subject to the satisfaction of the additional conditions precedent that (i) the representations and warranties contained herein and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof, (ii) all proceedings, corporate or otherwise, taken in connection with the transactions contemplated by this Amendment and all documents, instruments and other legal matters incident thereto shall be satisfactory to Lender, and (iii) no Event of Default shall have occurred and be continuing and no event or condition shall have occurred that with the giving of notice or lapse of time or both would be an Event of Default.
ARTICLE IV.

Ratifications, Representations, and Warranties
Section 4.1    Ratifications. The terms and provisions set forth in this Amendment shall modify and supersede all inconsistent terms and provisions set forth in the Agreement and except as expressly modified and superseded by this Amendment, the terms and provisions of the Agreement are ratified and confirmed and shall continue in full force and effect. Borrower and Lender agree that the Agreement as amended hereby shall continue to be the legal, valid and binding obligation of such Persons enforceable against such Persons in accordance with its terms.
Section 4.2    Representations, Warranties and Agreements. Borrower hereby represents and warrants to Lender that (i) the execution, delivery, and performance of this Amendment and any and all other Loan Documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of Borrower and will not violate the Organizational Documents of Borrower, (ii) the representations and warranties contained in the Agreement as amended hereby, and all other Loan Documents are true and correct on and as of the date hereof as though made on and as of the date hereof, (iii) no Event of Default has occurred and is continuing and no event or condition has occurred that with the giving of notice or lapse of time or both would be an Event of Default, (iv) Borrower is in full compliance with all covenants and agreements contained in the Agreement as amended hereby, (v) Borrower is indebted to Lender pursuant to the terms of the Revolving Credit Note, in the form attached hereto, as the same may have been renewed, modified, extended or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, (vi) the liens, security interests, encumbrances and assignments created and evidenced by the Loan Documents are, respectively, valid and subsisting liens, security interests, encumbrances and assignments and secure the Revolving Credit Note as the same may have been renewed, modified or rearranged, including, without limitation, any renewals, modifications and extensions made pursuant to this Amendment, and (vii) Borrower has no claims, credits, offsets, defenses or counterclaims arising from the Loan Documents or Lender’s performance under the Loan Documents.
ARTICLE V.

Miscellaneous
Section 5.1    Survival of Representations and Warranties. All representations and warranties made in this Amendment or any other Loan Documents including any Loan Document furnished in connection with this Amendment shall fully survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by Lender or any closing shall affect the representations and warranties or the right of Lender to rely on them.
Section 5.2    Reference to Agreement. Each of the Loan Documents, including the Agreement and any and all other agreements, documents, or instruments now or hereafter executed and delivered pursuant to the terms hereof or pursuant to the terms of the Agreement, as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement shall mean a reference to the Agreement, as amended hereby.
Section 5.3    Expenses of Lender. As provided in the Agreement, Borrower agrees to pay on demand all costs and expenses incurred by Lender in connection with the preparation, negotiation and execution of this Amendment and the other documents and instruments executed pursuant hereto and any and all amendments, modifications and supplements thereto, including, without limitation, the costs and fees of Lender’s legal counsel, and all costs and expenses incurred by Lender in connection with the enforcement or preservation of any rights under the Agreement, as amended hereby, or any other Loan Document, including, without limitation, the costs and fees of Lender’s legal counsel.
Section 5.4    Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.
Section 5.5    APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN HOUSTON, HARRIS COUNTY, TEXAS AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS.
Section 5.6    Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of Lender and Borrower and their respective successors and assigns, except Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of Lender.
Section 5.7    Counterparts. This Amendment and the other Loan Documents may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument. Delivery of an executed signature page of this Amendment and/or any other Loan Document by a scanned PDF attached to an e-mail or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.
Section 5.8    Effect of Waiver. No consent or waiver, express or implied, by Lender to or for any breach of or deviation from any covenant, condition or duty by Borrower shall be deemed a consent or waiver to or of any other breach of the same or any other covenant, condition or duty.
Section 5.9    Headings. The headings, captions, and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.
Section 5.10    RELEASE. IN CONSIDERATION OF LENDER’S AGREEMENTS CONTAINED HEREIN, BORROWER (FOR ITSELF AND ON BEHALF OF ITS DIRECTORS, MEMBERS, SHAREHOLDERS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, PRINCIPALS, AFFILIATES, PREDECESSORS, HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS) HEREBY WAIVES, AND RELEASES LENDER AND ITS OFFICERS, EMPLOYEES, AGENTS, DIRECTORS, SHAREHOLDERS, SUBSIDIARIES, PREDECESSORS, SUCCESSORS AND ASSIGNS FROM, ANY AND ALL CLAIMS, LOSSES, LIABILITIES, DAMAGES, COSTS AND EXPENSES (INCLUDING ATTORNEYS’ FEES), WHETHER KNOWN OR UNKNOWN, ASSERTED OR UNASSERTED, THAT DIRECTLY OR INDIRECTLY ARISE FROM OR RELATE TO (A) THE NEGOTIATION, EXECUTION, PERFORMANCE, ADMINISTRATION OR ENFORCEMENT OF THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT, (B) ANY OF THE TRANSACTIONS CONTEMPLATED BY THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT OR (C) ANY BREACH BY BORROWER OR ANY GUARANTOR OF ANY COVENANT, AGREEMENT OR REPRESENTATION CONTAINED IN THE AGREEMENT, ANY OTHER RELATED DOCUMENT OR THIS AMENDMENT.
Section 5.11    INDEMNIFICATION. BORROWER, INDIVIDUALLY AND ON BEHALF OF ITS DIRECTORS, MEMBERS, SHAREHOLDERS, MANAGERS, OFFICERS, EMPLOYEES, AGENTS, PRINCIPALS, AFFILIATES, PREDECESSORS, HEIRS, LEGAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “INDEMNIFYING PARTIES”), HEREBY UNCONDITIONALLY AND IRREVOCABLY INDEMNIFIES AND HOLDS HARMLESS LENDER AND ITS OFFICERS, EMPLOYEES, ATTORNEYS, AGENTS, DIRECTORS, SHAREHOLDERS, SUBSIDIARIES, PREDECESSORS, SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE “INDEMNIFIED PARTIES”) FROM AND AGAINST ANY AND ALL COSTS, EXPENSES, CLAIMS, DEMANDS, DAMAGES, ACTIONS, CAUSES OF ACTION, LIABILITY OR SUITS AT LAW OR IN EQUITY, OF WHATEVER KIND OR NATURE, WHETHER ARISING UNDER STATE OR FEDERAL LAW, RULE OR REGULATION, WHETHER NOW EXISTING OR HEREAFTER ARISING, WHETHER KNOWN OR UNKNOWN OR ASSERTED OR UNASSERTED, THAT DIRECTLY OR INDIRECTLY IN ANY WAY RELATE TO, ARE BASED UPON, OR ARISE OUT OF ANY CIRCUMSTANCE, EVENT, MATTER, OCCURRENCE, COURSE OF DEALING, TRANSACTION, FACT, ACT, OMISSION, OBLIGATION, DUTY, RESPONSIBILITY, WARRANTY, STATEMENT OR REPRESENTATION WHATSOEVER RELATED IN ANY WAY TO (A) THE AGREEMENT, (B) THIS AMENDMENT, (C) ANY OTHER RELATED DOCUMENT OR (D) ANY DOCUMENTS OR INSTRUMENTS EXECUTED IN CONNECTION WITH OR IN EVIDENCE OF ANY INDEBTEDNESS BETWEEN BORROWER AND ANY GUARANTOR AND LENDER (ALL OF WHICH CLAIMS ARE REFERRED TO COLLECTIVELY AS THE “INDEMNIFIED CLAIMS”), INCLUDING, WITH RESPECT TO ALL OF THE ABOVE, INDEMNIFIED CLAIMS WHICH AROSE FROM THE NEGLIGENCE OF AN INDEMNIFIED PARTY, PROVIDED THAT THE OBLIGATIONS OF THE INDEMNIFYING PARTIES UNDER THIS SECTION SHALL NOT APPLY TO THE EXTENT AN INDEMNIFIED CLAIM AROSE FROM AN INDEMNIFIED PARTY’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. EACH INDEMNIFYING PARTY HEREBY COVENANTS AND AGREES NOT TO IN ANY MANNER WHATSOEVER SUE ANY INDEMNIFIED PARTY IN ANY COURT OR TRIBUNAL OR BRING ANY ACTION, LAWSUIT OR CAUSE OF ACTION (WHETHER BY WAY OF DIRECT ACTION, COUNTERCLAIM, CROSSCLAIM OR INTERPLEADER) AGAINST ANY INDEMNIFIED PARTY IN ANY MANNER WHATSOEVER BASED UPON ANY MATTER DIRECTLY OR INDIRECTLY RELATED TO ANY INDEMNIFIED CLAIM.
Section 5.12    WAIVER OF TRIAL BY JURY. BORROWER AND LENDER HEREBY VOLUNTARILY, KNOWINGLY, IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE (WHETHER BASED ON CONTRACT, TORT, OR OTHERWISE) BETWEEN BORROWER AND LENDER ARISING OUT OF OR IN ANY WAY RELATED TO THIS AMENDMENT, THE AGREEMENT, THE OTHER LOAN DOCUMENTS OR ANY RELATIONSHIP BETWEEN BORROWER AND LENDER. THIS PROVISION IS A MATERIAL INDUCEMENT TO LENDER TO PROVIDE THE FINANCING EVIDENCED BY THE AGREEMENT AND THE LOAN DOCUMENTS.
Section 5.13    ENTIRE AGREEMENT. THIS AMENDMENT AND ALL OTHER INSTRUMENTS, DOCUMENTS, AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT EMBODY THE FINAL, ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND THEREOF AND SUPERSEDE ANY AND ALL PRIOR COMMITMENTS, AGREEMENTS, REPRESENTATIONS AND UNDERSTANDINGS, WHETHER WRITTEN OR ORAL, RELATING TO THIS AMENDMENT AND THE OTHER INSTRUMENTS, DOCUMENTS AND AGREEMENTS EXECUTED AND DELIVERED IN CONNECTION WITH THIS AMENDMENT, AND MAY NOT BE CONTRADICTED OR VARIED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OR DISCUSSIONS OF THE PARTIES HERETO. THERE ARE NO ORAL AGREEMENTS AMONG THE PARTIES HERETO.

Executed as of the date first written above.
BORROWER:

HARTE HANKS, INC.

By:     /s/ Jon C. Biro

Name: Jon C. Biro

Title: Executive Vice President & CFO
LENDER:

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION

By:    /s/ Annalese Smolik

 Annalese Smolik

 Senior Vice President

The undersigned Pledgor hereby consents and agrees to this Amendment and agrees that the Pledge Agreement executed by Pledgor shall remain in full force and effect and shall continue to be the legal, valid and binding obligations of Pledgor, enforceable against Pledgor in accordance with its terms and shall secured the repayment of the Obligations, including, without limitation, as evidenced by the renewal, extension and increase of the Revolving Credit Note in substantially the form of Annex “A” attached hereto, as renewed, extended and/or modified from time to time.
HHS GUARANTY, LLC

By:        /s/David L. Copeland

Name:    David L. Copeland

Title:    Managing Member